Exhibit 99.1

FY2008

From April 1, 2007 to March 31, 2008

The 53rd Term Financial Statements

Taicom Securities Co., Ltd.

2-2-7 Honmachi, Chuo-ku, Osaka

Balance Sheet

as of March 31, 2008

Stated in yen

ASSETS			LIABILITIES
Current Assets		6,458,004,719	Current Liabilities		5,017,340,874
Cash and deposits		1,770,602,808	Margins received		3,967,604,470
Cash	548,822		Cash	3,464,434,270
Deposits	1,529,713,263		Securities allocated as margin	503,170,200
Liability reserve for commodity trading	240,340,723		Customers’ deposits		70,851,820
Deposited money		181,750,000	Margin deposits for currency trading		395,541,942
Cash segregated in deposit for customers	70,000,000		Short-term loans payable		300,000,000
Segregated cash held in trust	1,000,000		Current portion of bonds payable		100,000,000
Other deposited money	110,750,000		Accrued income taxes		8,209,766
Accounts due from customers		53,252,302	Other current liabilities		175,132,876
Advances paid for customers		2,791,638
Guaranty deposits		2,371,738,744	Long-term Liabilities		590,362,393
Margins	2,371,738,744		Long-term loans payable		350,000,000
Securities in custody		503,170,200	Bonds		130,000,000
Securities deposited to exchanges	503,170,200		Reserve for retirement benefits		78,863,163
Variation margins of futures markets		1,320,827,200	Other long-term liabilities		31,499,230
Variation margins of currency markets		149,190,842
Other current assets		105,107,289	Legal Reserves		170,996,262
Allowance for doubtful accounts		(426,304)	Liability reserve for commodity trading		149,233,702
			(Commodity Exchange Act, art. 221)
Fixed Assets		1,096,880,749	Reserve for securities transaction liabilities		21,762,560
Tangible fixed assets		259,967,855	(Securities and Exchange Law, art. 51)
Buildings and structures	63,791,054
Equipment	79,841,569		Total Liabilities		5,778,699,529
Land	116,335,232
Intangible fixed assets		99,195,038
Software	77,936,426		Shareholders’ Equity		1,776,185,939
Telephone subscription right	21,258,612		Capital stock		1,195,750,000
Investments and other assets		737,717,856	Capital surplus		142,123,609
Investment securities		154,922,733	Legal capital surplus	142,123,609
Securities held in custody	154,922,733		Retained earnings		438,312,330
Investments		34,100,000	Legal retained earnings	155,375,000
Investments in exchanges	22,100,000		Voluntary retained earnings	282,937,330
Membership fee to exchange	12,000,000		General reserve	4,090,000,000
Long-term guaranty deposits		389,775,687	Retained earnings brought forward	(3,807,062,670)
Guarantee funds	12,700,000
Clearing funds	304,992,495		Total Shareholders’ equity		1,776,185,939
Other guaranty deposits	72,083,192
Long-term prepaid expenses		158,438,127
Other investments		1,428,987,909
Long-term accounts receivable from customers	151,615,565
Long-term accounts receivable	1,255,372,344
Other investments	22,000,000
Allowance for doubtful accounts		(1,428,506,600)

Total Assets		7,554,885,468	Total Liabilities and Shareholders’ Equity		7,554,885,468

Income Statement

from April 1, 2007 to March 31, 2008

Stated in yen

Operating Income
Commissions received (Commodity)	1,292,707,018
Commissions received (Securities)	77,242,213
Commissions received (Currency)	45,780,900
Gains from commodity futures transactions	71,531,600
Gains from securities transactions	111,786,000
Gains from currency transactions	6,274,482
	59,796,307
Financial revenue	15,193,695	1,680,312,215
Operating Expenses
Floor brokerage, communication and other transaction-related costs (Commodity)	107,392,947
Floor brokerage, communication and other transaction-related costs (Securities)	63,956,423
Floor brokerage, communication and other transaction-related costs (Exchange)	58,675,925
Cost of sales	230,025,295
Selling and general expenses	2,448,835,844
Financial expenses	55,341,809	2,734,202,948
Operating Loss		1,053,890,733
Non-operating Income
Interest and dividends income	40,000
Others	31,428,875	31,468,875
Non-operating Expenses
Others	114,501,867	114,501,867
Ordinary Loss		1,136,923,725
Extraordinary Income
Gain on sales of fixed assets	3,182,431
Gain on sales of investment securities	699,910,000
Reversal of liability reserve for commodity trading	101,607,021	804,699,452
Extraordinary Loss
Loss on sales of fixed assets	41,042,060
Loss on retirement of fixed assets	39,905,665
Loss on sales of investment securities	1,252,397,717
Provision for liability reserve for commodity trading	49,664,768
Provision for reserve for securities transaction liabilities	766,736	1,383,776,946
Net Loss before Income Taxes		1,716,001,219
Income taxes-current		5,484,000
Net Loss		1,721,485,219

Statement of Changes in Net Assets

(From April 1, 2007 to March 31, 2008)

(Stated in yen)

	Shareholders’ equity
		Capital surplus		Retained earnings
Item	Common stock	Legal capital	Total Capital	Legal retained
		surplus	surplus	earnings
As of March 31, 2007	621,500,000	67,873,609	67,873,609	155,375,000
Changes during FY2007
New Issue of stocks	574,250,000	74,250,000	74,250,000
Dividends from surplus			0
Net profit			0
Purchase of treasury stock			0
Disposal of treasury stock			0
Net changes of items other than shareholders’ equity			0
Total of items during FY2007	574,250,000		74,250,000
As of March 31, 2008	11,195,750,000		142,123,609	155,375,000

	Shareholders’ equity
	Retained earnings			Total	Total
Item	Other retained earnings		Total retained	shareholders’	net assets
	General reserve	Retained earnings	earnings	equity
As of March 31, 2007	4,090,000,000	(2,085,577,451)	2,159,797,549	2,849,171,158	2,849,171,158
Changes during FY2007
New Issue of stocks			0	648,500,000	648,500,000
Dividends from surplus			0	0	0
Net profit		(1,721,485,219)	(1,721,485,219)	(1,721,485,219)	(1,721,485,219)
Purchase of treasury stock			0	0	0
Disposal of treasury stock			0	0	0
Net changes of items other than shareholders’ equity			0	0	0
Total of items during FY2007	0	(1,721,485,219)	(1,721,485,219)	(1,072,985,219)	(1,072,985,219)
As of March 31, 2008	4,090,000,000	(3,807,062,670)	438,312,330	1,776,185,939	1,776,185,939

Notes to Financial Statements

1.	Notes concerning Major Accounting Policies

(1)	The valuation standard and method for assets:

(1)	The valuation standard and method for inventory: Cost method by periodic average method

(2)

The valuation standard and method for securities: Market method for trading securities; Other securities: Market method for marketable securities; Cost method by periodic average method for non-marketable securities

The variance of the other securities is reported as a component of shareholders’ equity.

(3)	The valuation standard and method for derivatives: Market method

(2)	The depreciation method for fixed assets:

(1)	The depreciation method for tangible fixed assets:

Useful life and residual value, the bases of depreciation, are in accordance with the same standard provided in Corporate Tax Law. Declining balance method is adopted for depreciation. (Straight line method, however, is adopted for the buildings (except auxiliary facilities attached to buildings) acquired on April 1, 1998 or later.

(2)	The depreciation method for intangible fixed assets:

Straight line method based on the usable time (5 years) of software (for internal use)

(3)	Appropriation for allowance for doubtful accounts:

(1)	Appropriation for allowance for doubtful accounts:

In order to make provision for losses of trade credits and others, estimated irrecoverable amount is recorded using the actual percentage of credit losses for general claims, and by examining recoverability individually for particular claims with default possibility and the like.

(2)	Reserve for bonuses:

The estimated payment amount for the future is stated for bonus to employees.

(3)	Reserve for retirement benefits:

In order to make provision for retirement benefits for employees, the estimated liabilities for retirement benefits at the end of the term is stated.

(4)	Appropriation for lease transaction:

Except for finance lease transactions in which the ownership of the leased property is transferred to the lessee, accounting procedures are taken in accordance with those concerning regular lease transactions.

(5)	Other major fundamentals for preparing accounting documents:

(1)	Accounting Principle for consumption taxes and others:

Consumption tax and local taxes are not included in the statements.

(6)	Major changes in accounting policies:

The depreciation method of tangible fixed assets:

As Corporation Tax Law was revised, starting in this Term, the company changed the depreciation method of tangible fixed assets acquired on April 1, 2007 or later to the revised method in pursuant to the revised Corporate Tax Law. This change has minor impact on the profits and losses of the company.

(7)	Additional information:

The depreciation method of tangible fixed assets:

As Corporation Tax Law was revised, starting in this Term, the company adopt straight line method for the tangible fixed assets acquired on or before March 31, 2007 in depreciating them in the period of five years beginning in the following year during which the deprecation has reached the final depreciable limit.

This change has minor impact on the profits and losses of the company.

2.	Notes concerning Balance Sheet

(1)	Cumulative amount of depreciation concerning assets

Cumulative amount of depreciation of tangible fixed assets	139,906,700 yen

3.	Notes concerning Income Statement

Volume of business with affiliated companies

Operating expenses	90,370,365 yen

4.	Notes concerning Statement of Changes in Net Assets

The number of stocks outstanding as of the end of this business year

Common stocks	1,853,000 shares

The increase in the number of stocks outstanding during this term

June 29, 2007 Allocation of new shares to a third party

The number of stocks issued: 110,000 shares at the issue price: 1,350 yen

October 10, 2007 Allocation of new shares to a third party

The number of stocks issued: 550,000 shares at the issue price: 1,000 yen

5.	Notes concerning the fixed asset by lease

(1)	The equivalent values to acquisition cost, accumulated depreciation, and the residual value at the end of the term

			(Stated in million yen)
	Acquisition cost	Accumulated depreciation	Residual value
Equipment	224	199	25
Intangible fixed assets	1,824	1,366	457
Total	2,048	1,565	482

(2)	Amount Equivalent to End-of-Term Balance of Unearned Lease Fees

(Stated in million yen)
Within 1 year	416
Over 1 year	88
Total	504

(3)	Lease payment, the equivalents to depreciation and interest payment

(Stated in million yen)
Lease payment	585
Depreciation	548
Interest	29

(4)	Assessment method of the equivalent to depreciation

Straight line method is adopted with the lease term as useful lie and the residual value as zero.

(5)	Calculation method of the equivalent to interest

With the balance between the total lease payment and the equivalent to the acquisition cost of the leased asset as the interest value, it is allocated to each term in accordance with laws of interest.

6.	Notes concerning transactions with related parties concerned

(Stated in yen)

	Name of	Voting right	Details of affiliation		Contents of	Volume	Item	Residual
Attribution	company	(owned) ratio	Directors	Investments	transactions
		_			New loan	850,000,000	Long-term
Affiliate	BIC		2 concurrent	Loan	Loan repayment	1,350,000,000	loan	850,000,000
Subsidiary		_		Fund in	Commodity futures	_	Margin (cash)
to affiliate	Ohtsuya		1 concurrent	trust	Guaranty deposits		received	407,000,000

Note 1.	The table above represents the status as of March 31, 2008.

Note 2.	The payment for the loan with BIC for funding is due June 29, 2009.

No collateral is pledged for the loan.

Note 3.	The other deals with small volumes are not shown.

7.	Notes concerning the per share information

Net asset value per share	958.55 yen
Net loss per share	1,086.34 yen

8.	Major post-term event

One of our consignors Mr. Kato, Toshio, litigated the company for damages of 791,050,000 yen with District Court of Nagoya on April 30, 2008 based on his claims that it violated the principle of conformity and its discretionary trading and so forth.

We consider that we are not obliged to pay the damages since the trading is based on a consignor’s will. We will thus take a course of actions to claim our legitimacy and fight in the court.

Audit Report by Independent Auditor

May 20, 2008

Board of Directors

Taicom Securities, Co., Ltd.

Auditing Corporation Ohtemon Accounting Firm

Representative

Certified Public Accountant Tetsushi Iwasaki	Seal

Managing member

Representative

Certified Public Accountant Yoshio Nemoto	Seal

Managing member

We as auditing corporation, in pursuant to the provisions by Article 436, Section 2-1 of Companies Act, audited the accounting documents i.e. Balance Sheet, Income Statement, Statement of Changes in Net Assets, Notes to Financial Statements, and the supplementary statement for the 53rd business year from April 1, 2007 to March 31, 2008 of Taicom Securities, Co., Ltd.

Preparation of these accounting documents and supplementary statement was the responsibility of management of Company, whereas we as auditing corporation are responsible for issuing our opinion from an independent standpoint concerning the accounting documents and the supplementary statements.

We as auditing corporation conducted auditing in accordance with the auditing standard generally accepted as fair and appropriate in Japan. The auditing standard requires the auditing corporation that it should obtain reasonable assurance that there is no material misrepresentation in the accounting documents and the supplementary statements. Auditing has been conducted basically on a test basis and included examining the representation of the accounting documents and the supplementary statements as a whole, and assessing the accounting principles and procedures adopted by management and estimates made by management. We as auditing corporation judge that we have obtained reasonable ground to issue our opinion as a result of auditing.

We acknowledge that the aforementioned accounting documents and the supplementary statement fairly represent the status of the property and earnings concerning the term of the said accounting documents and the supplementary statement in all material respects, in accordance with the corporate accounting standard generally accepted as fair and appropriate in Japan.

Additional Information:

As mentioned in Major post-term event, the company is litigated by one of its consignors for damage.

There are no concerns to be mentioned in accordance with the provisions of The Certified Public Accountants Law among Company, the said auditing corporation or its managing members.

Audit Report

We as auditors audited the directors’ performance of their duties during the 53rd business year from April 1, 2007 to March 31st, 2008, and hereby report on the audit procedures and results as follows:

1.	The procedures and contents of the audit

Each auditor, by communicating with directors, the internal audit section, and other employees, engaged in collecting information and maintaining the environment for audit, as well as attended the meetings of the Board of Directors and other important meetings, received reports on directors’ performance of their duties from the directors and other managers, requested explanations as necessary, read the documents concerning important decisions, etc., and investigated the status of the business and property at the head office and major offices. Based on these procedures, we examined the business report and the supplementary statements concerning the said business year.

Furthermore, we monitored and examined whether or not the accounting auditor maintains its independent standpoint, and also duly conducts audit, as well as received the reports on the performance of its duties, and requested explanations as necessary.

As the accounting auditor notified us that they are preparing the “System to secure that the duties are duly performed” (provided in the items under Article 159 of Corporate Accounting Rules) in accordance with “Standards for Quality Control concerning Audit” (issued by Corporate Accounting Council, October 28, 2005), we requested for explanation as necessary. Based on these principles, we examined the accounting documents (Balance Sheet, Income Statement, Statement of Changes in Net Assets, and the Notes of Financial Statements) and the supplementary documents concerning the said business year.

2.	Results of Audit

(1)	Results of audit concerning the business report and others

1.	We acknowledge that Business Report and its supplementary statement fairly represent the status of the company in accordance with the laws of Japan and the Articles of Incorporation of the company.

2.	We acknowledge that there were no serious occurrences of dishonest activity or violations of any laws or the company’s Articles of Incorporation by any of the directors in performing their duties.

(2)	Results of audit concerning accounting documents and the supplementary statements

We acknowledge that the procedures and results of the audit by audit corporation Ohtemon Accounting Firm as independent accounting auditor are appropriate.

May 23, 2008

Taicom Securities, Co., Ltd.

Standing Auditor	Yutaka Nishida	Seal

Standing Auditor	Mitsuo Aota	Seal

Auditor	Kazuko Kitamura	Seal

FY2007

From April 1, 2006 to March 31, 2007

The 52nd Term Financial Statement

Taicom Securities Co., Ltd.

2-2-7 Honmachi, Chuo-ku, Osaka

Balance Sheet

as of March 31, 2007

Stated in yen

ASSETS			LIABILITIES
Current Assets		11,887,932,693	Current Liabilities		9,962,045,537
Cash and deposits		2,211,432,602	Margins received		4,286,773,943
Cash	905,903		Cash	3,337,069,793
Deposits	2,060,777,956		Securities allocated as margin	949,704,150
Liability reserve for commodity trading	149,748,743		Customers’ deposits		413,626,726
Deposited money		1,636,560,000	Guaranty deposits received		924,361,883
Cash segregated in deposit for customers	1,350,000,000		Margins for futures trading	6,645,619
Segregated cash held in trust	100,000,000		Guaranty deposits for margin trading	917,716,264
Other deposited money	186,560,000		Payables related to margin trading		1,796,807,870
Accounts due from customers		330,645,089	Borrowings on margin trading	1,750,207,170
Guaranty deposits		4,124,054,616	Cash received for securities lending on margin trading	46,600,700
Margins	2,885,843,305		Margin deposits for currency trading		426,095,657
Initial margin of futures markets	100,000,000		Variation margin for currency trading (consigned)		38,449,203
Guaranty deposits for margin trading	645,000,000		Short-term loans payable		700,000,000
Margin deposits for currency trading	493,211,311		Current portion of long-term loans payable		1,050,000,000
Securities in custody		949,704,150	Current portion of bonds payable		48,000,000
Securities deposited to exchanges	949,704,150		Reserve for bonuses		7,000,000
Variation margins of futures markets		690,457,800	Accrued income taxes		1,074,338
Variation margins of currency markets		11,688,536	Other current liabilities		269,855,917
Margin trading assets		1,798,891,220
Loans on margin trading	1,752,690,420		Long-term Liabilities		327,245,650
Cash collateral for securities borrowed on margin trading	46,200,800		Bonds		208,000,000
Other current assets		136,022,849	Reserve for retirement benefits		89,166,000
Allowance for doubtful accounts		(1,524,169)	Other long-term liabilities		30,079,650

Fixed Assets		1,522,366,199	Legal Reserves		271,836,547
Tangible fixed assets		569,935,853	Liability reserve for commodity trading		250,840,723
Buildings and structures	159,179,383		(Commodity Exchange Act, art. 221)
Vehicles	1,600,736		Reserve for securities transaction liabilities		20,995,824
Equipment	104,503,790		(Securities and Exchange Law, art. 51)
Land	304,651,944
Intangible fixed assets		109,827,178	Total Liabilities		10,561,127,734
Goodwill	966,667
Software	87,601,899		Shareholders’ Equity		2,849,171,158
Telephone subscription right	21,258,612		Capital stock		621,500,000
Investments and other assets		842,603,168	Capital surplus		67,873,609
Investment securities		41,910,000	Legal capital surplus	6,783,609
Securities held in custody	41,910,000		Retained earnings		2,159,797,549
Investments		43,860,000	Legal retained earnings	155,375,000
Investments in exchanges	23,700,000		Voluntary retained earnings	2,004,422,549
Membership fee to exchange	20,160,000		General reserve	4,090,000,000
Long-term guaranty deposits		645,795,846	Retained earnings brought forward	(2,085,577,451)
Guarantee funds	16,500,000
Clearing funds	321,981,837
Other guaranty deposits	307,314,009
Long-term prepaid expenses		110,310,874
Other investments		153,355,160
Allowance for doubtful accounts		(152,628,712)	Total Shareholders’ equity		2,849,171,158

Total Assets		13,410,298,892	Total Liabilities and Shareholders’ Equity		13,410,298,892

Income Statement

from April 1, 2006 to March 31, 2007

Stated in yen

Operating Income
Commissions received (Commodity)	1,908,956,473
Commissions received (Securities)	416,768,132
Commissions received (Currency)	18,450,400
Gains from commodity futures transactions	1,065,775,800
Gains from securities transactions	273,905,000
Gains from currency transactions	945,132
Financial revenue	27,324,205	3,712,125,142
Operating Expenses
Floor brokerage, communication and other transaction-related costs (Commodity)	204,074,274
Floor brokerage, communication and other transaction-related costs (Securities)	140,830,550
Floor brokerage, communication and other transaction-related costs (Exchange)	83,000
Cost of sales	344,987,824
Selling and general expenses	4,523,949,778
Financial expenses	78,316,774	4,947,254,376
Operating Loss		1,235,129,234
Non-operating Income
Interest and dividends income	35,000
Others	48,678,237	48,713,237
Non-operating Expenses
Others	33,880,853	33,880,853
Ordinary Loss		1,220,296,850
Extraordinary Income		349,470,348
Gain on sales of fixed assets	246,596,400
Reversal of liability reserve for commodity trading	102,873,948
Extraordinary Loss
Loss on sales of fixed assets	32,687,130
Loss on retirement of fixed assets	19,183
Loss on sales of investment securities	25,000,000
Provision for liability reserve for commodity trading	101,091,980
Provision for reserve for securities transaction liabilities	5,325,531	164,123,824
Net Loss before Income Taxes		1,034,950,326
Income taxes-current		2,124,000
Income taxes deferred		213,523,109
Net Loss		1,250,597,435

Statement of Changes in Net Assets

(From April 1, 2006 to March 31, 2007)

(Stated in yen)

	Shareholders’ equity
	Common	Capital surplus		Retained earnings
Item	stock	Legal capital	Total Capital	Legal retained
		surplus	surplus	earnings
As of March 31, 2006	621,500,000	67,873,609	67,873,609	155,375,000
Changes during FY2006
Net profit
Purchase of treasury stock
Net changes of items other than shareholders’ equity			0
As of March 31, 2007	621,500,000	67,873,609	67,873,609	155,375,000

	Shareholders’ equity
	Retained earnings			Total	Total
Item	Other retained earnings		Total retained	shareholders’	net assets
	General reserve	Retained earnings	earnings	equity
As of March 31, 2006	4,090,000,000	(834,980,016)	3,410,394,984	4,099,768,593	4,099,768,593
Changes during FY2007
New Issue of stocks
Net profit		(1,250,597,435)	(1,250,597,435)	(1,250,597,435)	(1,250,597,435)
Net changes of items other than shareholders’ equity	0	(1,250,597,435)	(1,250,597,435)	(1,250,597,435)	(1,250,597,435)
As of March 31, 2007	4,090,000,000	(2,085,577,451)	2,159,797,549	2,849,171,158	2,849,171,158

Notes to Financial Statements

1.	Notes concerning Major Accounting Policies

(1)	The valuation standard and method for assets:

(1)	The valuation standard and method for inventory: Cost method by periodic average method

(2)

The valuation standard and method for securities: Market method for trading securities; Other securities: Market method for marketable securities; Cost method by periodic average method for non-marketable securities

The variance of the other securities is reported as a component of shareholders’ equity.

(3)	The valuation standard and method for derivatives: Market method

(2)	The depreciation method for fixed assets:

(1)	The depreciation method for tangible fixed assets:

Useful life and residual value, the bases of depreciation, are in accordance with the same standard provided in Corporate Tax Law. Declining balance method is adopted for depreciation. (Straight line method, however, is adopted for the buildings (except auxiliary facilities attached to buildings) acquired on April 1, 1998 or later.

(2)	The depreciation method for intangible fixed assets:

Straight line method based on the usable time (5 years) of software (for internal use)

(3)	Appropriation for allowance for doubtful accounts:

(1)	Appropriation for allowance for doubtful accounts:

In order to make provision for losses of trade credits and others, estimated irrecoverable amount is recorded using the actual percentage of credit losses for general claims, and by examining recoverability individually for particular claims with default possibility and the like.

(2)	Reserve for bonus payments:

The estimated payment amount for the future is stated for bonus to employees.

(3)	Reserve for pension cost:

In order to make provision for retirement benefits for employees, the estimated liabilities for retirement benefits at the end of the term is stated.

(4)	Appropriation for lease transaction:

Except for finance lease transactions in which the ownership of the leased property is transferred to the lessee, accounting procedures are taken in accordance with those concerning regular lease transactions.

(5)	Other major fundamentals for preparing accounting documents:

(1)	Accounting Principle for consumption taxes and others:

Consumption tax and local taxes are not included in the statements.

(6)	Major changes in accounting policies:

Starting in this Term, the company applies “Accounting Standard for Presentation of Net Assets in the Balance Sheet” (Accounting Standards Board of Japan, Statement No. 5,) and “Guidance on Accounting Standard for Presentation of Net Assets in Balance Sheet” (Accounting Standards Board of Japan, Guidance No. 8)

2.	Notes concerning Balance Sheet

(1)	Liabilities concerning assets pledged as collateral and guarantees

(1)	Assets pledged as collateral

Substitute securities worth 63,652,640 yen that we received from our customers as margin requirement are pledged as collateral to intermediary securities companies for margin trading.

(2)	Securities pledged as collateral (except for those in (1))

Lent securities for margin trading	46,600,700 yen
Collateral securities for margin debt	1,750,207,170 yen

(3)	Securities received as collateral and others

Collateral securities for margin loan	1,752,690,420 yen
Borrowed securities for margin trading	46,200,800 yen
Substitute securities received as margin requirement	526,870,491 yen

(2)	Cumulative amount of depreciation concerning assets

Cumulative amount of depreciation of tangible fixed assets	264,257,196 yen

(3)	Monetary claims and liabilities with affiliated companies

Long-term borrowings	850,000,000 yen

3.	Notes concerning Income Statement

Volume of business with affiliated companies

Operating expenses	105,582,295 yen

4.	Notes concerning Statement of Changes in Net Assets

The number of stocks outstanding as of the end of this business year

Common stocks	1,243,000 shares

There was no change in the number of stocks issued during this Term.

5.	Notes concerning the fixed asset by lease

(1)	The equivalent values to acquisition cost, accumulated depreciation, and the residual value at the end of the term

			(Stated in million yen)
	Acquisition cost	Accumulated depreciation	Residual value
Equipment	282	216	65
Intangible fixed assets	1,922	956	965
Total	2,204	1,172	1,031

(2)	Amount Equivalent to End-of-Term Balance of Unearned Lease Fees

(Stated in million yen)
Within 1 year	557
Over 1 year	506
Total	1063

(3)	Lease payment, the equivalents to depreciation and interest payment

(Stated in million yen)
Lease payment	567
Depreciation	529
Interest payment	44

(4)	Assessment method of the equivalent to depreciation

Straight line method is adopted with the lease term as useful lie and the residual value as zero.

(5)	Calculation method of the equivalent to interest

With the balance between the total lease payment and the equivalent to the acquisition cost of the leased asset as the interest value, it is allocated to each term in accordance with laws of interest.

6.	Notes concerning transactions with related parties concerned

(Stated in yen)

	Name of	Voting right	Details of affiliation		Contents of	Volume	Item	Residual
Attribution	company	(owned) ratio	Directors	Investments	transactions
					Long-term	-	Long-term
Affiliate	BIC	48.21%	2 concurrent	Loan	Loan		loan	850,000,000
Subsidiary				Fund in	Commodity futures	-	Margin (cash)
to affiliate	Ohtsuya	27.64%	1 concurrent	trust	Guaranty deposits		received	407,000,000

Note 1.	The table above represents the status as of March 31, 2008.

Note 2.	The payment for the loan with BIC for funding is due June 29, 2009.

No collateral is pledged for the loan.

Note 3.	The other deals with small volumes are not shown.

7.	Notes concerning the per share information on per share

Net asset value per share	2,292.17 yen
Net loss per share	1,006.11 yen

Audit Report by Independent Auditor

May 15, 2007

Board of Directors

Taicom Securities, Co., Ltd.

Auditing Corporation Ohtemon Accounting Firm

Representative

Certified Public Accountant Tetsushi Iwasaki	Seal

Managing member

Representative

Certified Public Accountant Yoshio Nemoto	Seal

Managing member

We as auditing corporation, in pursuant to the provisions by Article 436, Section 2-1 of Companies Act, audited the accounting documents i.e. Balance Sheet, Income Statement, Statement of Changes in Net Assets, Notes to Financial Statements, and the supplementary statement for the 52nd business year from April 1, 2006 to March 31, 2007 of Taicom Securities, Co., Ltd.

Preparation of these accounting documents and supplementary statement was the responsibility of management of Company, whereas we as auditing corporation are responsible for issuing our opinion from an independent standpoint concerning the accounting documents and the supplementary statements.

We as auditing corporation conducted auditing in accordance with the auditing standard generally accepted as fair and appropriate in Japan. The auditing standard requires the auditing corporation that it should obtain reasonable assurance that there is no material misrepresentation in the accounting documents and the supplementary statements. Auditing has been conducted basically on a test basis and included examining the representation of the accounting documents and the supplementary statements as a whole, and assessing the accounting principles and procedures adopted by management and estimates made by management. We as auditing corporation judge that we have obtained reasonable ground to issue our opinion as a result of auditing.

We acknowledge that the aforementioned accounting documents and the supplementary statement fairly represent the status of the property and earnings concerning the term of the said accounting documents and the supplementary statement in all material respects, in accordance with the corporate accounting standard generally accepted as fair and appropriate in Japan.

There are no concerns to be mentioned in accordance with the provisions of The Certified Public Accountants Law among Company, the said auditing corporation or its managing members.

Audit Report

We as auditors audited the directors’ performance of their duties during the 52nd business year from April 1, 2006 to March 31st, 2007, and hereby report on the audit procedures and results as follows:

1.	The procedures and contents of the audit

Each auditor, by communicating with directors, the internal audit section, and other employees, engaged in collecting information and maintaining the environment for audit, as well as attended the meetings of the Board of Directors and other important meetings, received reports on directors’ performance of their duties from the directors and other managers, requested explanations as necessary, read the documents concerning important decisions, etc., and investigated the status of the business and property at the head office and major offices. Based on these procedures, we examined the business report and the supplementary statements concerning the said business year.

Furthermore, we monitored and examined whether or not the accounting auditor maintains its independent standpoint, and also duly conducts audit, as well as received the reports on the performance of its duties, and requested explanations as necessary.

As the accounting auditor notified us that they are preparing the “System to secure that the duties are duly performed” (provided in the items under Article 159 of Corporate Accounting Rules) in accordance with “Standards for Quality Control concerning Audit” (issued by Corporate Accounting Council, October 28, 2005), we requested for explanation as necessary. Based on these principles, we examined the accounting documents (Balance Sheet, Income Statement, Statement of Changes in Net Assets, and the Notes of Financial Statements) and the supplementary documents concerning the said business year.

2.	Results of Audit

(1)	Results of audit concerning the business report and others

1.	We acknowledge that Business Report and its supplementary statement fairly represent the status of the company in accordance with the laws of Japan and the Articles of Incorporation of the company.

2.	We acknowledge that there were no serious occurrences of dishonest activity or violations of any laws or the company’s Articles of Incorporation by any of the directors in performing their duties.

(2)	Results of audit concerning accounting documents and the supplementary statements

We acknowledge that the procedures and results of the audit by audit corporation Ohtemon Accounting Firm as independent accounting auditor are appropriate.

May 17, 2007

Taicom Securities, Co., Ltd.

Standing Auditor	Yutaka Nishida	Seal

Standing Auditor	Mitsuo Aota	Seal

Auditor	Kazuko Kitamura	Seal

FY2006

From April 1, 2005 to March 31, 2006

The 51st Term Financial Statement

Taicom Securities Co., Ltd.

2-2-7 Honmachi, Chuo-ku, Osaka

Balance Sheet

as of March 31, 2006

Stated in yen

ASSETS			LIABILITIES
Current Assets		12,319,869,532	Current Liabilities		8,722,709,669
Cash and deposits		4,061,237,539	Trading products		18,485,000
Cash	1,135,045		Derivatives	18,485,000
Deposits	3,424,415,818		Trade date accrual		14,959,000
Liability reserve for commodity trading	635,686,676		Margins received		4,432,990,297
Deposited money		1,303,517,071	Cash	3,851,488,737
Cash segregated in deposit for customers	800,000,000		Securities allocated as margin	581,501,560
Segregated cash held in trust	100,000,000		Customers’ deposits		364,250,360
Other deposited money	403,517,071		Guaranty deposits received		442,109,075
Accounts due from customers		142,483,589	Initial margin of futures markets	2,593,312
Trading products		108,719,200	Guaranty deposits for margin trading	439,515,763
Derivatives	108,719,200		Payables related to margin trading		1,083,907,674
Guaranty deposits		4,234,831,101	Borrowings on margin trading	1,070,368,474
Margins	3,565,430,382		Cash received for securities lending on margin trading	13,539,200
Initial margin of futures markets	70,000,000		Margins deposits for currency trading		431,270,959
Guaranty deposits for margin trading	312,000,000		Short-term loans payable		1,000,000,000
Margin deposits for currency trading	287,400,719		Current portion of long-term loans payable		200,000,000
Securities in custody		581,501,560	Current portion of bonds payable		48,000,000
Securities deposited to exchanges	581,501,560		Reserve for bonuses		14,500,000
Variation margins of futures markets		296,273,900	Accrued income taxes		5,242,722
Variation margins paid		14,623,240	Other current liabilities		666,994,582
Variation margins of currency markets		56,178,286
Margin trading assets		1,115,597,663	Long-term Liabilities		1,334,088,412
Loans on margin trading	1,102,018,963		Bonds		156,000,000
Cash collateral for securities borrowed on margin trading	13,578,700		Long-term loans payable		1,050,000,000
Deferred tax assets		69,236,197	Reserve for retirement benefits		87,093,500
Other current assets		337,975,279	Other long-term liabilities		40,994,912
Allowance for doubtful accounts		(2,305,093)
			Legal Reserves		268,292,984
Fixed Assets		2,104,990,126	Liability reserve for commodity trading		252,622,691
Tangible fixed assets		732,179,236	(Commodity Exchange Act, art. 221)
Buildings and structures	240,981,551		Reserve for securities transaction liabilities		15,670,293
Vehicles	3,634,045		(Securities and Exchange Law, art. 51)
Equipment	126,078,904
Land	361,484,736		Total Liabilities		10,325,091,065
Intangible fixed assets		139,216,567
Software	117,957,955		Shareholders’ Equity
Telephone subscription right	21,258,612		Capital stock		621,500,000
Investments and other assets		1,233,594,323	Capital surplus		67,873,609
Investment securities		151,110,000	Legal capital surplus	67,873,609
Securities held in custody	15,110,000		Retained earnings		3,410,394,984
Investments		65,890,000	Legal retained earnings	155,375,000
Investments in exchanges	33,700,000		Voluntary retained earnings	4,090,000,000
Membership fee to exchange	32,190,000		General reserve	4,090,000,000
Long-term guaranty deposits		797,311,443	Accumulated deficit	834,980,016
Guarantee funds	19,500,000
Clearing funds	325,666,194		Total Shareholders’ equity		4,099,768,593
Other guaranty deposits	452,145,249
Long-term loan		11,180,000
Long-term prepaid expenses		63,041,954
Deferred tax assets		144,286,912
Other investments		149,624,561
Allowance for doubtful accounts		(148,850,547)

Total Assets		14,424,859,658	Total Liabilities and Shareholders’ Equity		14,424,859,658

Income Statement

from April 1, 2005 to March 31, 2006

Stated in yen

Ordinary Profit and Loss
Operating Income and Loss
Operating Income
Commissions received (Commodity)	1,881,396,482
Commissions received (Securities)	927,626,932
Commissions received (currency)	27,548,300
Gains from commodity futures transactions	2,096,607,300
Gains from securities transactions	334,084,955
Gains from currency transactions	2,502,832
Financial revenue	25,013,742	5,294,780,543
Operating Expenses
Floor brokerage, communication and other transaction-related costs (Commodity)	287,106,047
Floor brokerage, communication and other transaction-related costs (Securities)	158,373,213
Cost of sales	445,479,260
Selling and general expenses	5,356,496,226
Financial expenses	58,739,634	5,860,715,120
Operating Loss		565,934,577
Non-operating Income and Loss
Non-operating Income
Others	38,529,818	38,529,818
Non-operating Expenses
Others	32,234,254	32,234,254
Ordinary Loss		559,639,013
Extraordinary Profits and Losses
Extraordinary Income
Reversal of liability reserve for commodity trading	429,422,685	429,422,685
Extraordinary Loss
Loss on sales of fixed assets	19,974,578
Loss on retirement of fixed assets	1,081,428
Provision for reserve for securities transaction liabilities	9,136,419	30,192,425
Net Loss before Income Taxes		160,408,753
Corporate, residential, and business taxes		2,127,395
Income taxes deferred		180,009,227
Net Loss		342,545,375
Retained loss brought forward		492,434,641
Accumulated deficit at end of this term		834,980,016

Notes for Balance Sheet and Statement of Income

1.	Major Accounting Policies

(1)	The valuation standard and method for inventory:

Cost method by periodic average method

(2)	The valuation standard and method for securities:

Market method for trading securities

Other securities: Market method for marketable securities

Cost method by periodic average method for non-marketable securities

The variance of the estimates of other securities is reported as a component of shareholders’ equity.

(3)	The valuation standard and method for derivatives: Market method

(4)	The depreciation method for tangible fixed assets:

Useful life and residual value, the bases of depreciation, are in accordance with the same standard provided in Corporate Tax Law. Declining balance method is adopted for depreciation. (Straight line method, however, is adopted for the buildings (except auxiliary facilities attached to buildings) acquired on April 1, 1998 or later.

(5)	The depreciation method for intangible fixed assets:

Straight line method based on the usable time (5 years) of software (for internal use)

(6)	Deferred assets:

Bond-issuing expenses are charged off if they are equal to or over the installment in 3 years.

(7)	Appropriation for allowance for doubtful accounts:

In order to make provision for losses of trade credits and others, estimated irrecoverable amount is recorded using the actual percentage of credit losses for general claims, and by examining recoverability individually for particular claims with default possibility and the like.

(8)	Reserve for bonus payments:

The estimated payment amount for the future is stated for bonus to employees.

(9)	Reserve for pension cost:

In order to make provision for retirement benefits for employees, the estimated liabilities for retirement benefits at the end of the term is stated.

(10)	Accounting Principle for consumption taxes and others:

Consumption tax and local taxes are not included in the statements.

2.	Accumulated depreciation for tangible fixed assets:	291,860,573 yen

3.	Lease assets:

The computer suite that we use by lease contract is not included in the fixed assets stated in Balance Sheet.

4.	Assets pledged as collateral:

Time deposit	30,000,000 yen

In addition, substitute securities worth 317,223,300 yen that we received from our customers as margin requirement are pledged as collateral to intermediary securities companies for margin trading.

5.	Securities pledged as collateral (except for those in 4.)

(1)	Lent securities for margin trading	13,754,200 yen

(2)	Collateral securities for margin debt	1,050,122,100 yen

6.	Securities received as collateral and others:

(1)	Collateral securities for margin loan	1,050,122,100 yen

(2)	Borrowed securities for margin trading	13,754,200 yen

(3)	Substitute securities received as margin requirements	383,856,300 yen

7.	Monetary claim against Directors

Long-term monetary claim	7,900,000 yen

Short-term monetary claim	1,200,000 yen

8.	Borrowings from controlling shareholder

Long-term borrowings	850,000,000 yen

9.	Volume of business with controlling shareholder

Operating expenses	103,285,726 yen

10.	Net loss per share	275.58 yen

Charging off Loss (Proposal)

(stated in yen)

I.	Accumulated deficit at end of term	834,980,016

II.	Loss carried forward	834,980,016

Audit Report by Independent Auditor

May 19, 2006

Board of directors of

Taicom Securities, Co., Ltd.

Auditing corporation Ohtemon Accounting Firm

Tetsushi Iwasaki, CPA,

Representative & Managing Member	Seal
Jun Harai, CPA, Managing Member	Seal

We as auditing corporation, in pursuant to the a by Article 2, Section 1 of former “Law regarding Exceptional Rules of the Commercial Code concerning Auditing Stock Company”, audited the accounting documents i.e. Balance Sheet, Income Statement, Business Report (limited to part concerning accounting), the proposal for charging off loss, and the supplementary statement (limited to part concerning accounting) for the 51st business year from April 1, 2005 to March 31, 2006 of Taicom Securities, Co., Ltd (Company). The audited parts concerning accounting in Business Report and Supplementary Statement are the particulars contained in them based on the records in the accounting book. Preparation of these accounting documents and supplementary statement was the responsibility of management of Company, whereas we as auditing corporation are responsible for independently issuing our opinion concerning them.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

On June 3, 2008, IA Global, Inc. (“IA Global”) closed a 20% equity investment in Taicom Securities Co Ltd (“Taicom”), a Japanese securities firm. This equity investment is an expansion of the financial services business of IA Global.

Taicom is a financial services company in Japan providing a broad range of value-added financial services and competitive products. These currently include the brokerage of Japanese commodities, derivative options, foreign currency, equities and investment trusts as well as the offering of investment consulting services to diversified clients such as individuals and corporations. Taicom offers creative solutions that meet the sophisticated trading needs of its online and offline clients, who utilize Taicom’s cutting-edge proprietary trading platform called TradePro, as well as its broad news and information gathering network.

Taicom is a member of the Osaka Stock Exchange, the Tokyo Commodity Exchange, the Tokyo Grain Exchange and the Chubu (Central Japan) Commodity Exchange. Taicom is headquartered in Tokyo and in Osaka and has three branch offices in Japan.

The transaction between the Company and Taicom was structured as a share exchange in which the Company issued 26,000,000 shares of its common stock at $.20 per share, the close price during the negotiations in exchange for 1,389,750 Class B Preferred Shares of Taicom. The parties agreed to value the transaction at $5,200,000.

This amendment is being filed to provide pro forma financial information for the Company and Taicom for the year ended March 31, 2008 along with the three months ended June 30, 2008, as required by Item 9.01 of Form 8-K.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the investment in Taicom by the Company occurred as of June 3, 2008 or during the period presented nor is it necessarily indicative of the future financial position or operating results. The pro forma information for Taicom reflects the results prior to the acquisition by Michael Ning. Taicom is expected to be profitable starting in the December 2008 quarter.

These pro forma financial statements should be read in conjunction with the audited historical financial statements and the related notes thereto for the Company included in The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on April 15, 2008 and the Transition Report for the transition period from January 1, 2008 to March 31, 2008, filed with the SEC on July 15, 2008.

IA GLOBAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2008

Exchange Rate		99.29140	b
	Historical			Pro Forma
	IA Global, Inc.			Combined
	& Subsidiaries			With Taicom
	Audited	Pro Forma		Investment
	3/31/2008	Adjustments		3/31/2008
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,626,862	$—		$1,626,862
Accounts receivable, net of allowance of $410,355	12,746,290	—		12,746,290
Prepaid expenses	1,967,164	—		1,967,164
Notes receivable	1,484,519	—		1,484,519
Other current assets	462,709	—		462,709
Deferred taxes - foreign	1,477,580	—		1,477,580
Total current assets	19,765,124	—		19,765,124

EQUIPMENT, NET	2,431,954	—		2,431,954

OTHER ASSETS
Intangible assets, net	331,129	—		331,129
Equity investment in Australia Secured Financial Limited	6,930,355	—		6,930,355
Equity investment in GPlus Media Co Ltd	1,380,386	—		1,380,386
Equity investment in Slate Consulting Co Ltd	1,396,481	—		1,396,481
Equity investment in Taicom Securities Co Ltd	—	5,200,000	a	5,200,000
Other assets	2,704,752	—		2,704,752

	$34,940,181	$5,200,000		$40,140,181

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable - trade	$197,943	$—		$197,943
Accrued liabilities	7,851,636	—		7,851,636
Consumption taxes received	460,067	—		460,067
Note payable - current portion of long term debt	10,510,655	—		10,510,655
Total current liabilities	19,020,301	—		19,020,301

LONG TERM LIABILITIES:
Long term debt	8,593,594	—		8,593,594
Convertible debentures	2,195,833	—		2,195,833
	10,789,427	—		10,789,427

STOCKHOLDER’S EQUITY:
Preferred stock, $.01 par value, 5,000 authorized, none outstanding	—	—		—
Common stock, $.01 par value, 300,000,000 shares authorized, 165,303,543 and 164,883,751 issued and outstanding, respectively	1,653,035	260,000		1,913,035
Additional paid in capital	43,882,701	4,940,000		48,822,701
Accumulated deficit	(39,330,512)	—		(39,330,512)
Accumulated other comprehensive loss	(821,864)	—		(821,864)
	5,383,360	5,200,000		10,583,360
Less common stock in treasury, at cost	(252,907)	—		(252,907)
Total stockholder’s equity	5,130,453	5,200,000		10,330,453

	$34,940,181	$5,200,000		$40,140,181

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.

IA GLOBAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

Exchange Rate		114.3323	b
				Pro Forma
	Historical			Combined
	IA Global, Inc.			With Taicom
	& Subsidiaries	Pro Forma		Investment
	4/1/07-3/31/08	Adjustments		4/1/07-3/31/08

REVENUE	$38,692,616	$—		$38,692,616

COST OF SALES	9,977,798	—		9,977,798

GROSS PROFIT	28,714,818	—		28,714,818

Selling, general and administrative expenses	35,844,189	—		35,844,189

OPERATING LOSS	(7,129,371)	—		(7,129,371)

OTHER INCOME (EXPENSE):
Interest income	56,094	—		56,094
Interest expense and amortization of beneficial conversion feature	(1,116,966)	—		(1,116,966)
Other income	690,820	—		690,820
Loss on equity investment in Australian Secured Financial Limited	(227,412)	—		(227,412)
Gain on equity investment in GPlus Media Co Ltd	20,386	—		20,386
Loss on equity investment in Slate Consulting Co Ltd	(43,519)	—		(43,519)
Loss on equity investment in Taicom Securities Co Ltd	—	(3,011,372	) c	(3,011,372)
Conversion of debenture expense	(120,046)	—		(120,046)
Foreign currency transaction adjustment	9,520	—		9,520
Total other income (expense)	(731,123)	(3,011,372)		(3,742,495)

(LOSS)/ PROFIT FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7,860,494)	(3,011,372)		(10,871,866)

INCOME TAXES: Current benefit	(916,046)			(916,046)

NET (LOSS)/ PROFIT FROM CONTINUING OPERATIONS	(6,944,448)	(3,011,372)		(9,955,820)

DISCONTINUED OPERATIONS
Loss from disposal of discontinued operations	(110,000)	—		(110,000)

NET (LOSS)/ PROFIT	$(7,054,448)	$(3,011,372)		$(10,065,820)

Basic and Diluted Loss Per Share of Common-
Basic and diluted net loss per share from continuing operations	$(0.04)			$(0.05)
Basic and diluted net loss per share from discontinued operations	$(0.00)			$(0.00)
Total basic and diluted net loss per share	$(0.03)			$(0.05)

Weighted average shares of common stock outstanding- basic and diluted	158,792,774	26,000,000		184,792,774

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

IA GLOBAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2008

Exchange Rate		104.492	b
	Historical			Pro Forma
	IA Global, Inc.			Combined
	& Subsidiaries			With Taicom
	Unaudited	Pro Forma		Investment
	4/1/08-6/30/08	Adjustments		4/1/08-6/30/08

REVENUE	$19,688,708	$—		$19,688,708

COST OF SALES	3,195,824	—		3,195,824

GROSS PROFIT	16,492,884	—		16,492,884

Selling, general and administrative expenses	14,656,688	—		14,656,688

OPERATING INCOME (LOSS)	1,836,196	—		1,836,196

OTHER INCOME (EXPENSE):
Interest income	14,594	—		14,594
Interest expense and amortization of beneficial conversion feature	(283,448)	—		(283,448)
Other income	62,698	—		62,698
Gain on equity investment in Australian Secured Financial Limited	256,119	—		256,119
Gain on equity investment in GPlus Media Co Ltd	32,635	—		32,635
Gain on equity investment in Slate Consulting Co Ltd	23,105	—		23,105
Loss on equity investment in Taicom Securities Co Ltd	(106,536)	(260,807	) c	(367,343)
Foreign currency transaction adjustment	265	—		265
Total other income (expense)	(568)	(260,807)		(261,375)

PROFIT (LOSS) BEFORE INCOME TAXES	1,835,628	(260,807)		1,574,821

Income taxes - current provision	1,104,784	—		1,104,784

NET PROFIT (LOSS)	730,844	(260,807)		470,037

Basic and diluted profit (loss) per share of common-
Basic profit (loss) per share	$0.00			$0.00
Diluted profit (loss) per share	0.00			0.00

Weighted average shares of common stock outstanding	176,444,684	18,000,000		194,444,684
Weighted average shares of common stock outstanding- diluted	180,188,687	18,000,000		198,188,687

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to

Pro Forma Combined Condensed Financial Statements

(a)	The 20% equity investment in Taicom, which closed June 3, 2008, was recorded as follows:

Purchase price:

Common Stock and equity investment in Taicom	$ 5,200,000 (1)

(1) Reflects 26,000,000 shares of common stock with a total value of $5,200,000 or $0.20 per share, which was the closing price during the negotiations.

(b)

Translation of Foreign Currencies: The functional currency of Taicom’s operations is the Japanese Yen. Assets and liabilities denominated in foreign currencies are translated at end-of-period exchange rates. Income, expenses and cash flows are translated using weighted-average exchange rates for the period. The resulting currency translation adjustments are reported in accumulated other comprehensive income. We include in earnings the realized currency exchange gains and losses resulting from transactions. There were no significant realized currency exchange losses as of March 31, 2008 and June 30, 2008, respectively.

(c)	IA Global’s proportional proforma share of Taicom’s loss for the respective proforma periods